Exhibit 10.3

                               SEVERANCE AGREEMENT


         THIS SEVERANCE AGREEMENT (hereinafter referred to as this "AGREEMENT"), entered into this 22d day of May, 1998, by and between Winton Financial Corporation, a savings and loan holding company incorporated under Ohio law (hereinafter referred to as "WFC"); The Winton Savings and Loan Co., a savings and loan association incorporated under Ohio law and a wholly-owned subsidiary of WFC (hereinafter referred to as "WINTON"); and Jill M. Burke, an individual (hereinafter referred to as the "EMPLOYEE");


                                   WITNESSETH:


         WHEREAS, the EMPLOYEE is an employee of WFC and WINTON (hereinafter collectively referred to as the "EMPLOYERS");

         WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Boards of Directors of the EMPLOYERS desire to retain the services of the EMPLOYEE as Treasurer of the EMPLOYERS;

         WHEREAS, the EMPLOYEE desires to continue to serve as Treasurer of the EMPLOYERS; and

         WHEREAS, the EMPLOYEE and the EMPLOYERS desire to enter into this AGREEMENT to set forth their understanding as to their respective rights and obligations in the event of the termination of EMPLOYEE'S employment under the circumstances set forth in this AGREEMENT;


         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYERS and the EMPLOYEE hereby agree as follows:

         Section l.    Term.  This AGREEMENT  shall commence on the date hereof
and shall  terminate on May 22, 2000 (hereinafter referred to as the "TERM").

         Section 2.    Termination of Employment.

                  (a) Termination for JUST CAUSE. In the event that the EMPLOYERS terminate the employment of the EMPLOYEE during the TERM because of the EMPLOYEE'S personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation or final cease-and-desist order (other than


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         traffic violations or similar offenses),  conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (hereinafter collectively referred to as "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

                  (b) Termination after CHANGE OF CONTROL. In the event that, before the expiration of the TERM and in connection with or within one year of a CHANGE OF CONTROL (as defined hereinafter) of either one of the EMPLOYERS, (i) the employment of the EMPLOYEE is terminated for any reason other than JUST CAUSE before the expiration of the TERM, (ii) the present capacity or circumstances in which the EMPLOYEE is employed is changed before the expiration of the TERM, or (iii) the EMPLOYEE'S responsibilities, authority, compensation or other benefits provided under this AGREEMENT are materially reduced, then the following shall occur:

                           (A) The EMPLOYERS  shall promptly pay to the EMPLOYEE
                  or to his beneficiaries, dependents or estate an amount equal to the sum of (I) the amount of compensation to which the EMPLOYEE would be entitled for the remainder of the TERM under this AGREEMENT, plus (II) the difference between (x) the product of two, multiplied by the annual base salary payable to the EMPLOYEE at the time of such termination, less (xx) the amount paid to the EMPLOYEE pursuant to clause (I) of this subparagraph (A);

                           (B) The EMPLOYEE,  her dependents,  beneficiaries and
                  estate shall continue to be covered under all benefit plans of the EMPLOYERS at the EMPLOYERS' expense as if the EMPLOYEE were still employed under this AGREEMENT until the earliest of the expiration of the TERM or the date on which the EMPLOYEE is included in another employer's benefit plans as a full-time employee; and

                           (C) The  EMPLOYEE  shall not be  required to mitigate
                  the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYERS hereunder, except as specifically stated in subparagraph (B).

         In the event that payments pursuant to this subsection (b) would result in the imposition of a penalty tax pursuant to Section 280G(b) (3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "SECTION 280G"), such payments shall be reduced to the maximum amount which may be paid under SECTION 280G without exceeding such limits.

                  (c) Termination Without CHANGE OF CONTROL. In the event that the employment of the EMPLOYEE is terminated before the expiration of the TERM by the EMPLOYERS or by the EMPLOYEE for any reason other than JUST CAUSE or in connection with or within one year of a CHANGE OF CONTROL, the EMPLOYERS shall pay to the EMPLOYEE the amount of


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         compensation earned by the EMPLOYEE up to the date of such termination.
         After the date of such termination, all benefits under any benefit plans of the EMPLOYERS shall terminate and the EMPLOYEE shall have no right to receive, and shall not receive, any benefit for any period after the date of such termination.

         (d) Death of the EMPLOYEE. The TERM automatically terminates upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE'S estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

         (e) "Golden Parachute" Provision. Any payments made to the EMPLOYEE pursuant to this AGREEMENT or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

         (f) Definition of "CHANGE OF CONTROL". A "CHANGE OF CONTROL" shall be deemed to have occurred in the event that, at any time during the TERM, either any person or entity obtains "conclusive control" of the EMPLOYERS within the meaning of 12 C.F.R. ss.574.4(a), or any person or entity obtains "rebuttable control" within the meaning of 12 C.F.R. ss.574.4(b) and has not rebutted control in accordance with 12 C.F.R. ss.574.4(c).

         Section 3. Special  Regulatory   Events.   Notwithstanding   Section  2
of this AGREEMENT, the obligations of the EMPLOYERS to the EMPLOYEE shall be as follows in the event of the following circumstances:

         (a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the EMPLOYERS' affairs by a notice served under section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), the EMPLOYERS' obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYERS may, in its discretion, pay the EMPLOYEE all or part of the compensation withheld while the obligations in this AGREEMENT were suspended and reinstate, in whole or in part, any of the obligations that were suspended.

         (b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the EMPLOYERS' affairs by an order issued under
Section 8(e) (4) or (g) (l) of the FDIA, all obligations of the EMPLOYERS under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination.

         (c) If the EMPLOYERS are in default, as defined in section 3(x) (1) of the FDIA, all obligations under this AGREEMENT shall terminate as of the date of default; provided, however, that vested rights of the EMPLOYEE shall not be affected.


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
         (d) All obligations under this AGREEMENT shall be terminated, except to the extent of a determination that the continuation of this AGREEMENT is necessary for the continued operation of the EMPLOYERS, (i) by the Director of the Office of Thrift Supervision (hereinafter referred to as the "OTS"), or his or her designee at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the EMPLOYERS under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or her designee, at any time the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to the operation of the EMPLOYERS or when the EMPLOYERS are determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of the EMPLOYEE shall be affected by any such action.

         Section 4. Consolidation, Merger or Sale of Assets. Nothing in this AGREEMENT shall preclude the EMPLOYERS from consolidating with, merging into, or transferring all, or substantially all, of their assets to another corporation that assumes all of the EMPLOYERS' obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYERS" as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

         Section 5. Confidential Information. The EMPLOYEE acknowledges that during his employment she will learn and have access to confidential information regarding the EMPLOYERS and her customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for her own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYERS consent to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYERS, their subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYERS. The EMPLOYEE shall not otherwise knowingly act or conduct herself (a) to the material detriment of the EMPLOYERS, their subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYERS.

         Section 6. Nonassignability. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, her beneficiaries, or legal representatives without the EMPLOYERS' prior written consent; provided, however, that nothing in this Section 6 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon her death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or her estate from assigning any rights hereunder to the person or persons entitled thereto.

         Section  7. No  Attachment.  Except  as  required  by law,  no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.



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

         Section 8. Binding Agreement. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYERS and their respective permitted successors and assigns.

         Section 9. Amendment of AGREEMENT. This AGREEMENT may not be modified or amended, except by an instrument in writing signed by the parties hereto.

         Section 10. Waiver. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

         Section 11. Severability. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior AGREEMENT between the EMPLOYERS (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

         Section 12. Headings. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

         Section 13. Governing Law. This AGREEMENT has been executed and delivered in the State of Ohio and its validity, interpretation, performance, and enforcement shall be governed by the laws of this State of Ohio, except to the extent that federal law is governing.

         Section 14. Effect of Prior Agreements. This AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYERS and the EMPLOYEE, each of which is hereby terminated and is of no further force or effect.

         Section 15. Notices. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:



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         If to Winton Financial Corporation and/or The Winton Savings & Loan
         Company:

                           Winton Financial Corporation
                           5511 Cheviot Road
                           Cincinnati, Ohio 45247-7095

         With copies to:

                           John C. Vorys, Esq.
                           Vorys, Sater, Seymour and Pease
                           Atrium Two, Suite 2100
                           221 East Fourth Street
                           Cincinnati, Ohio 45201-0236

         If to the EMPLOYEE to:

                           Jill M. Burke






         IN WITNESS WHEREOF, the EMPLOYERS have caused this AGREEMENT to be executed by its duly authorized officer, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.

Attest:                                     WINTON FINANCIAL CORPORATION


_____________________________               By ________________________________
                                               ________________________________
                                               its ____________________________


Attest:                                     THE WINTON SAVINGS AND LOAN CO.

_____________________________               By ________________________________
                                               ________________________________
                                               its ____________________________
Attest:


_____________________________                ________________________________
                                             Jill M. Burke




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